Research and Development Expenses (Tables)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Schedule of research and development expenses

(in millions)	2022	2021	2020
Staff costs, maintenance costs, and utilities(1)	$247	$257	$230
Depreciation of PPE and amortization of intangible assets	110	147	220
Other (2)	125	74	26
	$482	$478	$476
(1)Staff costs, maintenance costs, and utilities costs include share-based compensation of $27 million, $22 million and $0 for share options for the year ended December 31, 2022, 2021 and 2020, respectively.
(2)Other primarily includes material costs and net (income) expenses related to research funding agreements and wafer, labor, software license costs allocated (to) and from cost of revenue.